UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

Agios Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36014	26-0662915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street, Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 649-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	AGIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Agios Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 21, 2022. The following is a summary of the matters voted on at that meeting.

1.

The Company’s stockholders elected Jacqualyn A. Fouse, David Scadden and David P. Schenkein as class III directors, each to serve for a three-year term expiring at the 2025 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such class III directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Jacqualyn A. Fouse	48,532,948	1,023,074	1,165,431
David Scadden	48,466,852	1,089,170	1,165,431
David P. Schenkein	45,444,958	4,111,064	1,165,431

2.

The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
45,023,409	4,523,606	9,007	1,165,431

3.

The Company’s stockholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation paid to its named executive officers would be held every year. The results of the stockholders’ non-binding, advisory vote with respect to the frequency of future advisory votes on the compensation paid to the Company’s named executive officers were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstaining	Broker Non-Votes
48,699,567	18,146	831,921	6,388	1,165,431

After taking into consideration the foregoing voting results and the prior recommendation of the Company’s Board of Directors (the “Board”) in favor of an annual stockholder advisory vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

4.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
50,564,842	139,866	16,746	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: June 22, 2022	By:	/s/ Jacqualyn A. Fouse, Ph.D.
Jacqualyn A. Fouse, Ph.D.
Chief Executive Officer